Property and Equipment Balances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Computer and other equipment	$ 247,506	$ 248,592
Buildings and improvements	232,141	230,797
Furniture and other equipment	125,100	127,425
Land	16,920	16,794
Other	2,955	130
Total property and equipment	624,622	623,738
Less accumulated depreciation and amortization	364,233	357,130
Property and equipment, net	$ 260,389	$ 266,608